Investor Presentation May 2014 (revised 5.14.14) Steve Davis, Chairman and Chief Executive Officer Alan Ashworth, Interim Chief Financial Officer Scott Taggart, VP, Investor Relations 1 Exhibit 99.1

Safe Harbor Statement

Under the Private Securities Litigation Reform Act of 1995
Certain statements in this presentation that are not historical facts are forward-looking statements.  Forward-looking statements involve various important assumptions, risks and uncertainties. Actual results may differ materially from those predicted by the forward-looking statements because of various factors and possible events, including, without limitation:
•
Negative publicity or litigation regarding allegations of food-related illness,
•
Failure to achieve and maintain positive same-store sales,
•
Changing business conditions, including energy costs,
•
Overall macroeconomic conditions that may affect consumer spending, either nationwide or in one or more of the Company’s major markets
•
Competition in the restaurant and food products industries,
•
Ability to control restaurant operating costs, which are impacted by market changes in the cost or availability of labor and food, minimum wage and other employment laws, health care costs, fuel and utility costs,
•
Changes in the cost or availability of acceptable new restaurant sites,
•
Adverse weather conditions in locations where we operate our restaurants,
•
Consumer acceptance of changes in menu offerings, price, atmosphere and/or service procedures,
•
Consumer acceptance of our restaurant concepts in new geographic areas, and
•
Changes in hog and other commodity costs.
We also bear the risk of incorrectly analyzing these risks or developing strategies to address them that prove to be unsuccessful.
Certain risks, uncertainties and assumptions are discussed under the heading “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the fiscal year ended April 26, 2013.  We note these factors for investors as contemplated by the Private Securities Litigation Reform Act of 1995.  It is impossible to predict or identify all such risk factors.  Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties.
Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the statement is made to reflect unanticipated events.  Any further disclosures in our filings with the Securities and Exchange Commission should also be consulted.  All subsequent written and oral forward-looking statements attributable to us or any person acting on behalf of the company are qualified by the cautionary statements in this section.

IMPORTANT ADDITIONAL
INFORMATION

The Company, its directors and certain of its executive officers are participants in the solicitation of stockholders in connection with the matters raised by Sandell Asset Management and its affiliates (“Sandell”). The Company may file a preliminary consent revocation statement (the “Consent Revocation Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with a solicitation of consents by Sandell. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s proxy statement for its 2013 annual meeting of stockholders, filed with the SEC on July 12, 2013. Additional information can be found in the Company’s Annual Report on Form 10-K for the year ended April 26, 2013, filed with the SEC on June 21, 2013 and its Quarterly
Reports on Form 10-Q for the first three quarters of the fiscal year ended April 26, 2014 filed on September 3, 2013, December 26,
2013, and March 4, 2014, respectively. To the extent holdings of the Company’s securities have changed since the amounts printed in the proxy statement for the 2013 annual meeting of stockholders, such changes have been reflected on Initial Statements of
Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at
www.sec.gov.
If the Company files a definitive Consent Revocation Statement with the SEC, the Company promptly will mail the definitive
Consent Revocation statement and a form of consent revocation to each stockholder entitled to deliver a written consent in connection with the possible consent solicitation. WE URGE INVESTORS TO READ ANY CONSENT REVOCATION STATEMENT
(INCLUDING ANY SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY MAY FILE WITH
THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT
INFORMATION. Stockholders will be able to obtain, free of charge, copies of any Consent Revocation Statement and any other documents filed by the Company with the SEC in connection with the possible consent solicitation at the SEC’s website at
www.sec.gov.
In addition, copies will also be available at no charge at the Investors section of the Company’s website at
http://investors.bobevans.com/sec.cfm.

Non-GAAP Financial Measures

The Company uses non-GAAP financial measures within this presentation.
These financial measures are used by management to monitor and evaluate the ongoing performance of the Company.  The Company believes that the additional measures are useful to investors for financial analysis.  However, non-GAAP measures are not in accordance with, nor are they a substitute for,
GAAP measures.  Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are provided in the Appendix to this presentation.

GROWING OUR REGIONAL BRANDS INTO POWERFUL NATIONAL BRANDS
COMPANY FACT SHEET
FISCAL 2014 Q3
NASDAQ: BOBE
NEW RESTAURANTS
FY’14          4
FY’15E        up to 10
REMODELS
FY’14     230
AVERAGE UNIT VOLUME
$1.74 million (FY’ 13)
“Discover farm-fresh goodness” “Come see what’s cooking”
Bob Evans Farms, Inc. is comprised of two key business segments: Bob Evans Restaurants and BEF Foods. Bob
Evans Restaurants operates 562 full-service restaurants located in 19 states with a heavy concentration in the
Midwest. BEF Foods produces and distributes refrigerated side dishes, pork sausage and a variety of refrigerated and frozen convenience food items through retail and food service channels.
.
FOUR KEY LINES OF BUSINESS
Sausage, Refrigerated Sides, Frozen and Food Service
Sold at 30,000+ retail locations in 50 states and Mexico
Bob Evans/Owens
Bob Evans Growth Markets
Bob Evans
5
191
60
16
21
3
51
31
39
8
3
7
28 23
3
17
7
4
48
Bob Evans Farms Investor Relations        www.bobevans.com   8111 Smith’s Mill Road     New Albany, Ohio  43054
562 Restaurants
19 States
as of 1/24/14
2

BOB EVANS RESTAURANTS 6 Powerful NATIONAL BRANDS Make Our REGIONAL BRANDS VISION BEF FOODS, INC.

Business Segments (FY 2013) 7 26% * 74% * * Excludes Mimi’s Café segment (sold 2-15-13)

Source: IFMA Forecast & Outlook ‘82-’11
Bob Evans is Well-Positioned to Capture
Both Grocery and Restaurant Consumption
Percent Dollars Spent Over Time
8
$12
Billion+
(The value of a
single share
point)
35%
40%
45%
50%
55%
60%
65%
82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12
Restaurant Grocery
Technomic ‘12

Our Shareholder Value Creation Goal: 10 to 12 Percent Annual Diluted EPS Growth 9

Strategic Business Transformations

Corporate
Portfolio Management
ERP
Margin Innovation
BEF Foods
Side Dish Vertical Integration
Network Optimization
Transportation Consolidation
Bob Evans Restaurants
FFR 1.0 Completed
10-12 New Restaurants Annually
10-20 Bob Evans Express Units
Annually

Key Components of 10-12% Long-Term
Diluted EPS Growth Guidance

Avg. Annual Net Sales
Growth:
Margin Innovation:
(300-350 basis point
improvement)
up to 10 new restaurants
annually beginning FY 2015
Same-store sales and new
restaurants expected to
contribute equally to net sales
growth (~1.50% to 1.75% each)
workforce management
food cost optimization
FFR 2.0
refrigerated side dish and food
service products to drive growth
expand points of distribution
and average SKU count per
point of distribution
side dish vertical integration
implement Lean manufacturing
w/side dish production
transformational systems
upgrades
SG & A formerly allocated to Mimi’s Café eliminated by FY2015
Refinancing/interest reduction
ERP implementation
6.0% to 7.0%
menu management
3.0% to 3.5%

Between FY 2007 and the end of FY 2015, BOBE expects to return over
$900 million to shareholders through dividend and share repurchases
INTERNAL FACTORS
Potential future investment opportunities
Lifecycle stage of firm
Projected operating performance
Regularity and certainty of income
Structure of assets
Financial covenants
Desire to return capital
Period and purpose of financing
EXTERNAL FACTORS
Macroeconomic environment
Economic fluctuations
Seasonal variations
Nature of industry competition
Capital market conditions
Bank market conditions
Nature/orientation of investors
Statutory requirements
Taxation policy
BOBE’S Strategic and Balanced Approach to Capital
Allocation Drives Significant Shareholder Value
Maximize
flexibility
Minimize
financial risk
Minimize
cost of capital
Maximize return
to shareholders
Minimize
complexity
DRIVE
OPTIMAL CAPITAL
STRUCTURE

A Track Record of Balanced Capital Allocation

Dividends
$270M
$401M
$110M
Share
Repurchases
Debt
Repayment
$163M
CapEx
Fiscal 2008-2012 Fiscal 2013
Dividends
$52M
$30M
Share
Repurchases
$124M
Acquisition
CapEx
$63M

Weighted Average Diluted Shares Outstanding (000’s)
Ongoing Share Repurchase Programs have Reduced
Diluted Shares Outstanding by 28%
Since Fiscal 2007
Projected share
count reduction
of ~33% by
FYE’14
36,484
33,315
30,744
30,890
30,422
29,781
28,094
26,377
25,000
27,000
29,000
31,000
33,000
35,000
37,000
FY 2007 FY 2008 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 3Q 2014

Annual Dividend has Doubled Over the Last Five Years

Current yield
(4/7/14):
BOBE – 2.6%
S&P 500 – 2.0%
$0.54
$0.56
$0.60
$0.68
$0.78
$0.95
$1.075
$1.205
FY 2007
FY 2008 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014E

$0
$50
$100
$150
$200
$250
2007 2008 2009 2010 2011 2012 2013 2014E 2015E
16
($ millions)
Capital Expenditures
Transforming our Company
and
Rewarding
Shareholders
Share Repurchases
1
1
Since FY’07, annual capital
expenditures have averaged
nearly $90 million.
$65 $64
$45
$41
$39
$81
$120
3
$85-$115
up to
$100
$5
$69
$155
$225
$21
$19
$70
$63
2
2
$175-$200
1
For additional details concerning FY 2014 and FY 2015 guidance, see the Company’s 3Q Fiscal 2014 earnings release dated March 4, 2014.
2
Note: excludes Mimi’s Café.
3
See appendix for details concerning transformational investments.

($ millions)
Investing Efficiently with Prudent Debt Management
Capital Expenditures 1
Restructuring/Rebuilding
Transforming for Growth
1
Note: excludes Mimi’s Café.
Net Debt
Since FY’07, net debt has
averaged ~$178 million.
$0
$50
$100
$150
$200
$250
$300
2007 2008 2009 2010 2011 2012 2013
$45
$64
$65
$41
$39
$81
$120
$177
$276
$238
$173
$92
$100
$193

Evolution of our Capital Allocation Strategy

After significant capital investment in fiscal 2014
($175-$200M), we expect to:
increase free cash flow for share repurchase and
dividend programs
reduce annual capital expenditures to maintenance
levels plus provision for future growth investments
target a 3.0x debt/EBITDAR ratio, with additional
leverage capacity for restaurant incubator or bolt-on
foods acquisitions

Evaluation of Debt Financing Alternatives
Revolving
Credit Facility
Incremental
Term Debt
Secured
Financing
Unsecured
Bonds
Sale
Leaseback
Minimally
restrictive
Highly
restrictive
Low
cost
High
cost

Target Leverage Ratio In-line with Other
Restaurant Companies

Adjusted net debt peer average (ex-BOBE): 3.3 x
PF FYE
‘14
Adjusted Leverage Benchmarking Analysis
Note: Rent expense is capitalized at 8.0x.; LTM EBITDAR represents LTM EBITDA plus rent expense for the most recent fiscal year; balance sheet data based on latest publicly available information as of 1/24/14.
(a)
Defined as number of franchised locations as a percentage of total systemwide units based on most recent quarterly filings as of 1/24/14.
(b)
Owned property applies to both land or building and accounts for only company-operated restaurants.
Franchise
Mix (a)
10% 99% 14% 90% 9% 2% 45% 28% 0% 0% 2% 0% 56% 18%
Real Estate
Ownership (b)
81% 37% 20% 21% 11% 87% 83% 9% 86% 66% 0% 3% 26% 37%
5.8x
5.6x
4.4x
4.3x
3.9x
3.6x
3.1x
3.0x
3.0x
2.7x
2.6x
1.8x
1.4x
0.9x

1
See reconciliation of Adjusted Operating Income (non-GAAP) to Reported Operating Income (GAAP) in the Appendix of this presentation.
2 For additional details concerning FY 2014 and FY 2015 guidance, see the Company’s 3Q Fiscal 2014 earnings release dated March 4, 2014.
Mimi’s Café Divestiture Improves Adjusted
Operating Margin 1 Profile
21
BER BEF Consol BER BEF Consol
FY 2014 Guidance
2
5.0-5.5% 5.0-5.5%
5.0-5.5%
Estimated  2014 costs not
expected to impact 2015:
($ millions)
FY 2015E
2
7.0-8.0%
10.0-11.0%
8.0-9.0%
FY 2013
BER
BEF
Consol
Mimi’s
8.2%
8.8%
6.6%
-2.3%
BER: Severe winter weather - $10+
BER: FFR remodel costs - $7
BER: Workforce management - $2.5
BEF: Supplier dispute - $4+
BEF: Plant startup inefficiencies - $3+
Corp: Mimi’s Café carryover costs - $6+
Corp: Strengthening internal controls - $1+

1 22
Key Drivers of FY’14 to FY’15 Margin Expansion
FY 2014 Guidance
1
FY 2015E
1
7.0-8.0%
10.0-11.0%
8.0-9.0%
Key FY ’15 Profit Drivers
1
BER
BER BEF Consol
5.0-5.5%
5.0-5.5%
5.0-5.5%
BER BEF Consol
• SSS: 3% to 3.5% (1% to 1.5%
growth; 2%+ resulting from:  lapping
unusually severe winter weather
and remodel closures, as well as
expanding Thanksgiving Day hours
of operation)
• 8 to 10 new restaurants
• 2014 costs not expected to repeat
(detailed on prior page) ~$20M+
BEF
• 8 to 9% net sales growth on 2014E
base of $367M-$372M
•
Increased sausage pricing ~$5M+
• Efficiencies from plant network
consolidation/optimization and
supply integration ~$7M+
• 2014 costs not expected to repeat
(detailed on prior page) ~$7M+
Corporate
• Remainder of Mimi’s Café $10M
carryover costs eliminated ~$3M+
• 2014 costs not expected to repeat
(detailed on prior page) ~$7M+
For additional details concerning FY 2014 and FY 2015 guidance, see the Company’s 3Q Fiscal 2014 earnings release dated March 4, 2014.

*
*
*
*BOBE officers went without annual pay increases
($ millions)
Source:  Total Rewards Department, Bob Evans Farms, Inc.
$10 million of annual
overhead costs formerly
allocated to Mimi’s Café to
be eliminated by the end of
FY 2014.
BENEFIT COST PER
FULL TIME
EQUIVALENT ($ 000’s)
$20.6 $20.2 $19.0 $19.6 $19.6 $19.2
Aggressively Managing Labor and G&A Costs

* 40% sales flow-through assumed
Farm Fresh Refresh Financial Impact
Improves Free Cash Flow in FY2015
-$2.7
-$5.9
-$6.8
24
# of remodels
195 0 87 230
Impact
to P&L
($ millions)
$0.0
** Includes incremental repair and maintenance expense associated with remodel construction.
4/25/14 - 4/24/15
-$1.1
-$2.5
-$3.0
-$1.6
-$3.4
-$3.8
FY2012 FY2013 FY2014E FY2015E
Closed Day Sales Impact* Pre-opening Expense**

1 See reconciliation of Adjusted Operating Income (non-GAAP) to Reported Operating Income (GAAP) in the Appendix of this presentation.
2 For additional details concerning FY 2014 and FY 2015 guidance, see the Company’s 3Q Fiscal 2014 earnings release dated March 4, 2014.
Strategic Plant Network Optimization Leading to
a New Adjusted Operating Margin
1, 2
Trajectory at BEF Foods
25
FY13 FY14E FY15E FY18E
Richardson, Texas, fresh sausage plant closure
Completion of Bidwell and Springfield, Ohio plant consolidations to state-of-the-art Sulphur Springs, Texas plant
Vertical integration and expansion of Kettle Creations’ Lima, Ohio, plant
10.5-11.0%
+2.5%
2Q’14:
3Q’14:
FY’14:
8.8%
5.0 – 5.5%
11.8-12.3%

300-350 Basis Point Margin Improvement
Backed by Past Productivity Performance

Sources of Recent Cost
Savings Initiatives Reflect
Enterprise-Wide Focus on
Productivity
supply chain
cost of sales
labor
Categorization of cost savings initiatives
reflects company estimates.
Improvement
40bps
240bps
280bps
23%
23%
54%
Fiscal Yr. Fiscal Yr.
2013 2009
Consolidated Cost of Sales
30.3%
30.7%
Consolidated Op. Wages
31.7% 34.1%
Total Prime Costs
62.0% 64.8%

1 See reconciliation of Adjusted Operating Income (non-GAAP) to Reported Operating Income (GAAP) in the Appendix of this presentation.
2
For additional details concerning FY 2015 guidance, see the Company’s 3Q Fiscal 2014 earnings release dated March 4, 2014.
27
Transformations Drive Estimated Five-Year 300-350
Adjusted Operating Margin  Basis Point Improvement
FY 2013
BER BEF Consol
Mimi’s
8.2%
8.8%
6.6%
-2.3%
BER BEF
Consol
BER BEF Consol
7.0-8.0%
10.0-11.0%
8.0-9.0%
FY 2018E
11.5-12.0%
11.8-12.3%
11.2-11.7%
FY 2015E
2
1

28 “Come see what’s cooking ” 562 restaurants in 19 states as of 1/24/14 Full-service family restaurants featuring a wide variety of menu items for both on-and-off premise dining TM

Net Sales (FY 2013)  $981 million (74% of total )
Average Annual Unit Sales (FY 2013)  $1.74 million
Overview:  Bob Evans Restaurants
ALL THREE DAY PARTS SERVED (YTD 3Q FY 2014)
Breakfast
Lunch
Dinner
29
Avg. Dine-In Guest Check/Per Guest (3Q FY 2014)  $18.29/$9.35
Average Carryout Check (3Q FY 2014)  $16.90
* Excludes Mimi’s Café segment (sold 2-15-13)
33%
37%
30%
*

Accelerated Farm Fresh Refresh Program:
-
Completed April 2014 -
30
Approximate % of Chain Remodeled by Fiscal Year
(32 units) (87 units) (195 units) (230 units)
Average capital investment per remodeled restaurant:  ~$225k
Dining Room
& Lobby
Restrooms
Bakery,
Catering &
Carryout
Exterior,
Signage,
& Landscaping
CapEx Summary
(24% growth capital, 76% maintenance capital)
44%
10%
24%
22%
FY11 FY12 FY13 FY14E
5%
20%
100%
56%

Farm Fresh Refresh Transformation Old Exterior Old Interior New Interior New Exterior 31

Farm Fresh Refresh: Designed to Drive Dine-in and Off-Premise Sales 32 New Counter Expanded Dining Room New Bakery New Carryout

Aspirational Concepts Reimage their Brands to Remain Relevant 33 Before After

Dine-In Value Sales Layers

BREAKFAST
Rise & Shine Breakfast
~ $70 million / 7%
of annual revenue.
LUNCH
$7.99 Knife & Fork and
$6.99 Lunch Combos
~ $40 million / 4%
of annual revenue.
DINNER
3-Course Dinners
~ $70 million / 7%
of annual revenue.

Bold Goal: Drive Off-Premise to 25% of Sales Mix
Off-Premise Sales Mix and Growth % by Year
Sales Mix Growth %
+8.6%
+5.3%
+8.5%
+3.9%
+0.6%
+15.4%
+12.9%
+7.9%
35
8.0%
7.5%
6.5%
7.0%
8.5%
9.0%
9.5%
12.0%
11.5%
11.0%
10.5%
10.0%
2006 2007 2008 2009 2010 2011 2012 2013
Bakery
Family Meals to Go
Catering/Carryout

Bob Evans’ Off-Premise Opportunity

Annual Consumption of Restaurant Meals (per capita)
Dine-In
39%
Off-Premise
61%
QSR
74%
FULL
SERVICE
15%
Source: NPD Group - 2 months ending 3/31/13
FAMILY
SEGMENT
9%

Off-Premise Sales Layers 37 CATERING FY 2013 Growth / Mix 20.4% / 0.5% CARRYOUT FY 2013 Growth / Mix 7.4% / 11.1% FY 2013 Growth / Mix 30.5% / 1.4% BAKERY

Digital Marketing Strategy 38 Internal Sales Building Communications External Sales Building Communications

New Restaurant Opening Strategy 39 NEW CONTIGUOUS MARKETS FILL-IN EXISTING MARKETS 4 new restaurants opened FY 2014. Open 8 to 10 new restaurants annually beginning FY 2015. New Albany, IN Altoona, PA

New Restaurant Prototype:
Brand relevant/lower investment
Reduced building cost by
approximately 13%
through efficient design in
Finneytown, OH and
Altoona, PA
Objectives:
•
•
•
40
Accentuate Farm
heritage
Leverage Farm Fresh
Refresh program insights
Test new “back-of-the-
house” technologies and
layouts

Bob Evans Express Licensing Opportunity
• Partnering with AVI Food
Systems, Inc.
• Increases brand awareness in
existing and new geographies
and new venues
• Popular favorites covering all
day parts
• High quality menu to ensure
serving guests in a quick
manner
• Up to 10 new locations by the
end of FY 2015
• Potential to independently
develop locations
41
•
First location, BMW USA manufacturing plant
in Spartanburg, SC, opened August 2013
•
Second location, Bob Evans Farms, Inc.
corporate headquarters,  opened October 2013

Build bench strength and staffing
to enable profitable expansion
Drive profitable guest counts – dine-in and
off-premise (bakery, carryout, and catering)
Improve controllable expenses: Cost of Sales,
Cost of Labor, Direct Operating Expenses
Elevate the guest experience through
execution of “Best for My Guest” programs
Complete Farm Fresh Refresh remodels and
prepare for accelerated new restaurant growth
FY 2014: ‘Vital Few’ Priorities

“Discover farm-fresh goodness ” TWO BRANDS distinct geographic strengths 43 TM

Overview:  BEF Foods

FOUR KEY LINES OF BUSINESS
Sausage, Refrigerated Side Dishes, Frozen and Food Service
Sold at 30,000+ retail locations in 50 states and Mexico
Side
Dishes
Other
3%
Frozen
5%
Food
Service
(5% insourced*)
Retail Sausage
29%
24%
39%
FY 2013 Sales Mix (pounds)
sausage mix (% of total sales):  43%
sausage mix (% of total sales):  30%
Net Sales (FY’13) $349 million
26% of total (excluding Mimi’s Café
Segment)
*Note: Insourced sales data reflects sales to Bob Evans Restaurants only (Mimi’s Café excluded).
Side
Dishes
Other
Frozen
Retail
Sausage
14%
36%
29%
FY 2009 Sales Mix
(pounds)
14%
7%
Food Service
(1% insourced*)

Source: IRI BEF Foods: Store/SKU Count 45 # of stores 40,000 average SKUs per store 28,407 30,424 31,074 11.6 12.6 11.1 17 2010 3Q13 3Q14 2018 2010 3Q13 3Q14 2018

CORE MARKETS NON-CORE MARKETS
SKUs/Store      ACV
BEF Foods:  SKU Count and ACV Distribution
Core vs. Non-Core
46
SKUs/Store      ACV SKUs/Store      ACV SKUs/Store      ACV
FY 10 FY14 Q3 FY 10 FY14 Q3
Opportunity
in Non-Core
Markets
23.5
20.5
7.5
8.5
75.6
81.1
65.8
68.1
SOURCE: IRI, FY14 Q3  - 13 weeks ending 1/26/14
Core Market: Chicago, Cincinnati, Cleveland, Columbus, Toledo, Detroit, Grand Rapids, Indianapolis, Peoria/Springfield, Pittsburgh, Philadelphia, Baltimore/Washington,
Buffalo/Rochester

1 For additional detail concerning risks associated with sow costs, please refer to Item 1A, “Risk Factors” in the Company’s FY 2013 10K filing.
Sow Costs:  Enterprise Risk (1)
1) BEF Foods’
Retail cost of goods sold
~73%
2) BEF Foods’
Food Service cost of goods sold
~17%
3) Bob Evans Restaurants’ cost of goods sold ~10%
4) BEF Foods’ Retail Sales Volume impact
A $1 change in average annual sow costs impacts cost of goods sold by approximately $1 million, allocated as detailed below.
47
Most mitigation activities trail sow cost increases by 30 to
120 days and do not typically achieve 100% price realization.
Market Structure
and Competitor
Actions
BOBE Mitigation
Activities
1)  BEF Retail:  Pricing, Trade Spending, Lean Manufacturing, Mix
2)  BEF Food Service:  Indexed Pricing
3)  Restaurants:  Pricing, Portion Size, Menu Optimization
4)  BEF Foods’
Retail Sales Volume:  Mix

~$64 Million Cumulative Sow Cost Impact on BEF’s P&L:
Versus Fiscal 2009 Average Sow Cost of $44.93/cwt

$ avg
cost/cwt
($ 000’s)
$71+ $53.87 $42.18 $61.58 $57.17
~$64 million
cumulative annual
cost impact relative to
2009 sow price levels.
NOTE:  daily sow cost information available at:  http://www.ams.usda.gov/mnreports/lm_hg230.txt

$65-$70/cwt (issued 8/19/13) The Continued Impact of the PED Virus Drove Higher Sow Cost Guidance $60-$65/cwt (issued 6/4/13) $72-$77/cwt (issued 1/21/14) BOBE Guidance 49 through 4/3 USDA Bob Evans

Sow Cost:  Nearly 200K Head Purchased in Fiscal 2013

NOTE:  daily sow cost information available at:  http://www.ams.usda.gov/mnreports/lm_hg230.txt
Fiscal 2013 Quarterly Sow Purchases
(% of annual purchases)
note: A $1 change in average
annual sow costs is estimated to
impact annual operating profit by
approximately $1 million.

Publicly Available Sow Cost Pricing and
Livestock Commentary (1)

daily sow cost report:
http://www.ams.usda.gov/mnreports/lm_hg230.txt
daily livestock commentary:
http://www.dailylivestockreport.com/
1 Information provided by external entities.  Bob Evans Farms Inc. disclaims any and all responsibility for the information provided at these sites.

BEF Foods Inc. Network Optimization

2007
Galva, IL
Bidwell, OH
Springfield, OH –
Plant and distribution center
Richardson, TX Xenia, OH
Sulphur Springs, TX
SWH Fullerton, CA Hillsdale, MI
Lima, OH
9 Facilities, 2 co-packers
50% Vertical Integration
Hillsdale, MI
Xenia, OH
Lima, OH
Sulphur Springs, TX
2014 and beyond
Asset Actions:
FY2011:
FY2012:
FY2013:
FY2014:
Bidwell and Galva fresh sausage
operations closed
Bidwell and Galva transportation
centers closed; Springfield
distribution center sold
Bidwell and Springfield prepared
foods operations closed; Kettle
Creations (Lima) acquired
Richardson plant, office, and
transportation center closed; SWH
sold; Sulfur Springs and Lima
expanded

1 See reconciliation of Adjusted Operating Income (non-GAAP) to Reported Operating Income (GAAP) in the Appendix of this presentation.
2 For additional details concerning FY 2014 and FY 2015 guidance, see the Company’s 3Q Fiscal 2014 earnings release dated March 4, 2014.
BEF Foods’ Transformation Offset +$25MM
Estimated Sow Cost Impact in Fiscal 2014 & 2015
53
Adjusted Operating Income ($ millions) 1, 2
FY 12
No Mitigation
Avg
Sow
Cost
$44.93  $61.58
$53.87
$71+
Est. Sow
cost
impact vs
2009
($ millions)
$17
$9
$26+
NOTE:  daily sow cost information available at:  http://www.ams.usda.gov/mnreports/lm_hg230.txt
$70
$25
$41 - $45
$16.0
$3.2
$20.2
$30.8
$18 - $21
FY 09
FY 12 FY 13 FY 14E FY 15E
•
Launched lean mfg. program
•
Transitioned from DSD
to warehouse
•
Expanded side dish products
(Kettle Creations acquisition)
•
Optimized sausage plant
network
•
Enhanced pricing and trade
spending capabilities

Brand and Advertising Synergies
Product Innovation
Supply Chain Savings
Food Service Credibility/Expansion
Margin Expansion at BER and BEF
Restaurant Operational Efficiencies
G&A Leverage

BER and BEF: Synergies Drive Value Across
Multiple Dimensions

FY 2014: Vital Few Priorities

Expand “in-source” supplier relationships for the
restaurant segments and the food service industry
Drive sales through new authorizations
and geographic expansion
Drive margin expansion through Lean efficiencies
Optimize our plant and distribution network
Drive best-in-class ROIC

Bob Evans Farms, Inc.:  Adjusted G&A In-line with
Restaurant Peers

BEF Transportation (13,624)
BEF Advertising and Marketing (4,896)
BEF (Adjusted) 29,421
Total BOBE G&A (ex-BEF adjustments) 87,404 8.7%
Bob Evans G&A Reconciliation - Q3 YTD FY2014
($ 000's)
Non-GAAP SG&A
(1)
% of sales
Total BOBE SG&A 105,923 $     10.6%
BER 57,983
BEF 47,941
BEF Foods Adjustments (2) :
2
1
(1,245)
(1,766)
Total BOBE G&A (adjusted) 84,394 $       8.4%
total adjustments 21,529 $
- costs related to:
activist shareholder response
strengthening internal processes and controls
For additional information, see the Company’s 3Q Fiscal 2014 earnings release dated March 4, 2014.
Included in BEF reported SG&A.

912,917 shares beneficially owned or held in deferred
compensation plans by directors and officers
Collective ownership interest places these directors
and officers well within the “top ten” of all Company
shareholders
Represents approximately 2x Company’s share
ownership guidelines for directors and officers
Management and the Board are Aligned
with Shareholders
1
Reflects share ownership as of May 1, 2014. Represents 667,831 shares of Company common stock beneficially owned by 47 directors and officers, and an additional 244,186 shares of Company common stock to which directors and officers would be entitled following termination of employment in connection with the Company’s non-qualified deferred compensation plans.
2
Based on publicly reported institutional stockholder ownership as of December 31, 2013 as filed on Form 13F, as updated by more recently reported ownership information as filed on Form 13D and Form 13G. Source: Capital IQ.

1
2

58 Appendix

Board Composition and Governance Track Record 59 • Board Composition, Skills and Tenure • Governance Ranking • Peer Group Comparisons

Bob Evans Farms, Inc. Board of Directors
Pre - FY2007 FY2007 - Present
•
Elected 2007.  Managing Director, Major Lindsey & Africa.
•
Previously Chief Legal Officer and EVP, Cardinal Health, Inc. (revenue:  $93.6B)
•
Skillset:  legal and regulatory matters, healthcare, human resources, leadership development and executive compensation policy matters.
•
Elected 1993.  Chief Executive Officer, Krueger & Co., LLC.
•
Previously President and CEO, Cheryl & Co., (acquired by 1-800-
Flowers)
•
Skillset:  marketing  and branding, retail sales, business
operations, on-line marketing and sales, manufacturing,
as well as auditing and finance.
•
Elected 1997.  Chairman of the Board, Greif, Inc. (revenue:
$4.4B)
•
Previously CEO, Greif, Inc.
•
Skillset:  global experience  and perspective in auditing, finance, manufacturing, enterprise risk management, strategic planning, tax, and mergers and acquisitions.
•
Elected 1998.  Chief Executive Officer, White Castle
•
Skillset:  restaurant operations, real estate, food service
•
Elected 2012.  Former President-North America, Wm. Wrigley Jr. Company, a subsidiary of
Mars, Inc. (revenue: ~$33B).
•
Previously held leadership positions of the Cheese, Meals and Enhancers divisions of Kraft
Foods (revenue: $18.1B)
•
Skillset:  marketing, social media, and brand positioning.
•
Elected 2008.  Former Senior Vice President, Chief Financial Officer, Nationwide Property &
Casualty Insurance (revenue: $23.9B).
•
Skillset:  auditing, finance, enterprise risk management, taxation, and mergers and acquisitions.
•
Elected 2006.  CEO and Chairman of the Board, Bob Evans Farms, Inc.
•
Previously President, Long John Silver’s and A&W All-American Food Restaurants, Yum!
Brands (revenue: $13.3B)
•
Skillset:  restaurant operations, marketing and branding, packaged foods, strategic planning, mergers and acquisitions, real estate, auditing, and finance.
•
Elected 1981.  Retired Chief Executive Officer, Bob Evans
•
Skillset:  real estate, restaurant retail and food products
operations.
Retiring:  2014 Annual  Meeting
•
Elected 1986.  Trustee, The Jeffrey Trusts.
•
Previously General Counsel, The Scotts Miracle-Gro Company
(revenue:  $2.9B)
•
Skillset:  legal, regulatory and government affairs, restaurant operations, real estate, mergers and acquisitions, consumer
products, auditing, finance and executive compensation.
60
•
Appointed 2014.  President and Chief Executive Officer of Norwegian Cruise Line.
•
Previously Chairman and CEO of Cendant Corporation's Vehicle Services Division and as Chief
Financial Officer of Cendant Corporation
•
Skillset:  consumer experience enhancements, accounting, and finance.
•
Appointed 2014.  Co-Chief Executive Office of Compass Marketing.
•
Previously President and CEO, Keystone Foods (revenue:  $7B); and Campbell Soup USA and
Campbell International, Campbell Soup Co.  (revenue:  $8.1B)
•
Skillset:  consumer marketing and brand building in protein and consumer packaged goods segments of  the food industry.
•
Appointed 2014.  Former Executive Vice President, Chief Information Officer, TJX Companies,
Inc. (revenue: $27.4B)
•
Previously  Group CIO at National Grid USA and SVP/CIO of Gillette Company
•
Skillset:  IT, consumer products, finance, and retail.
Retiring:  2014 Annual  Meeting
Larry C. Corbin
Michael J. Gasser
E.W. (Bill) Ingram III
Cheryl L. Krueger
G. Robert Lucas
Steven A. Davis
Mary Kay Haben
Kathy S. Lane
Eileen A. Mallesch
Larry S. McWilliams
Kevin M. Sheehan
Paul S. Williams
System, Inc. (revenue:  $600M+)
and production, as well as auditing and finance.
Farms, Inc.
Bob Evans Farms, Inc. recognized by 2020 Women on Boards as a Winning “W” Company for its board diversity and 20%+ female board membership for the past three years, and by Forbes magazine in 2012 as one of the top 100 most trusted companies in America.

Strong Corporate Governance is a Priority at
Bob Evans Farms
•
Institutional Shareholder Services (“ISS”) has awarded Bob Evans’ overall corporate governance the highest possible score per QuickScore rankings.
• Highlights include superior shareholder rights, Board structure and compensation practices.
•
Bob Evans’ Board has:
• An overwhelming majority of independent directors (all but the CEO);
• Annual director elections – no classified board;
• Majority vote election standard with a director resignation policy;
• Entirely independent nominating, audit and compensation committees;
• A lead independent director empowered with robust responsibilities;
• Strong stock ownership guidelines for directors;
• Board and committee-level self-evaluations for board effectiveness;
• No authorization to issue blank check preferred stock without shareholder approval.
(1) Source: Yahoo Finance –
per Yahoo Finance, ISS
QuickScore data is presented as of May 1, 2014.
ISS Overall Governance Quickscore versus Selected Peers¹
1
2
3
4
5
6
7
8
9
10
61
Mean ex. BOBE: 5.2
1 1 1 1 1
2
3 3 3 3
4 4 4
5
6 6 6
7 7 7
8
9 9 9
10 10

BOBE’s Strong Balance Sheet Enables Above-
Average Returns of Capital
Return of Capital by Casual Dining Companies
Dividends Net Share Repurchase
(c)
Source: FactSet and company filings.
(a)
Payout ratio calculated as a percentage of cash flow from operations for the last 30 fiscal quarters.
(b)
Indicative annual dividend yield defined as most recent quarterly dividend multiplied by 4, divided by stock price as of 1/24/14; CEC excluded as it was acquired by
Apollo on 1/16/14.
(c)
Share repurchases are net of any equity issuance.
Return of Capital (a)
Dividend Yield (b)
62
14%
13%
3%
2%
15%
21%
18%
5%
8%
11%
21%
9%
19%
35%
54%
54%
67%
93% 108%
81%
57%
56%
50%
39%
27%
27%
19%
15%
13%
(2%)
Median:
27%
Median of Dividend
Paying Companies:
2.6%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
1.3%
1.9%
1.9%
2.6%
3.0%
3.7%
4.4%
(14%)
Payout Ratios

BOBE’s Valuation Relative to other Restaurant and
Branded Protein Companies:
EV/CY 2014E EBITDA
Differentiated Mature Casual
Family Dining
Other Mature
Casual
Branded Protein
Mean:
9.6x
Mean:
9.3x
Mean:
9.2x
Mean:
9.1x
Source:      Company filings and FactSet as of 2/14/14.
63
9.2x
10.3x
9.4x
9.0x
9.8x
9.4x
9.0x 8.8x
10.6x
9.7x 9.6x
9.5x
9.0x
6.5x
11.1x
9.7x
6.6x

Over $125 Million of Strategic Asset Dispositions

•
Consolidation of Three Home Office Locations
into One State-of-the-Art Facility
•
Business Dispositions
•
Restaurant Closures
•
Plant Closures/Consolidations
•
Real Estate Sales and Disposals
•
Business Transformations
•
DSD to warehouse conversion
•
Distribution center sale

New Corporate Campus Consolidates Three
Former Locations Into One
Mimi’s Café
Divisional HQ:
Irvine, California
(acquired 2004)
Owens Sausage
Divisional HQ:
Richardson,
Texas
(acquired 1987)
New Corporate HQ
New Albany, Ohio
(constructed 2013)
Previous Corporate HQ:
Columbus, Ohio
(constructed 1968)
Consolidation Project Summary*
($ millions)
$48.2 Land/Building Cost
($12.1) Sale of Columbus HQ/Richardson HQ
(est.)
($4.7) Tax Savings/Incentives
(realized over 10 to 15 years)
$31.4 Net Cost
*$1.3M of annual operating expenses of Owens’ and Mimi’s HQ offices eliminated in consolidation.

Significant Asset Closures/Dispositions:
over $125M since FY 2006
Every business segment subject to review every quarter.
66
continued on following page…
Fiscal
Year
Announced Business Unit Action(s) Announced Strategic Rationale
2006 Bob Evans Restaurants 16 underperforming restaurants closed margin/ROIC improvement
Corporate 8 underperforming restaurants closed margin/ROIC improvement
(Owens restaurant chain closed)
2007 Bob Evans Restaurants 18 underperforming restaurants closed margin/ROIC improvement
BEF Foods Initiates transition from direct-store-delivery to direct-ship- upgrade to the distribution model required by most large retailers warehouse distribution model (multi-year evolution of fleet
and other transportation assets including the 2012
transportation center consolidation)
2008 Bob Evans Restaurants 10 underperforming restaurants closed margin/ROIC improvement
2009
Bob Evans Restaurants 2 underperforming restaurants closed margin/ROIC improvement
2010 Bob Evans Restaurants 1 underperforming restaurant closed margin/ROIC improvement
2011 Bob Evans Restaurants 8 underperforming restaurants closed margin/ROIC improvement
Corporate 1 underperforming Mimi's Café restaurant closed margin/ROIC improvement
BEF Foods Bidwell, Ohio (fresh sausage) production line closed plant network optimization (reduce fresh sausage over-capacity)
BEF Foods Galva, Illinois (fresh sausage) plant closure plant network optimization (reduce fresh sausage over-capacity)
Bob Evans Restaurants
BEF Foods: Reinvest proceeds from sale of non-core/low-growth assets in high-growth refrigerated side dish and prepared foods assets
Corporate: Disposals/divestitures to improve margins and focus on growth
Close underperforming locations to improve local market performance and reinvest in higher potential locations

Significant Asset Closures/Dispositions: $125M+ since FY 2006
Every business segment subject to review every quarter.
Fiscal
Year
Announced Business Unit Action(s) Announced Strategic Rationale
2012
Bob Evans Restaurants 2 underperforming restaurants closed margin/ROIC improvement
BEF Foods Bidwell/Hillsdale Transportation Center closures transportation hubs consolidated in Springfield, Ohio
BEF Foods Springfield Distribution Center sold sold facility to best-in-class distribution co.; retained access to facility
2013
Bob Evans Restaurants 7 underperforming restaurants closed margin/ROIC improvement
Corporate Divestiture of Mimi's Café and HQ consolidation focus on driving profitable growth of the Bob Evans brand
BEF Foods Bidwell, Ohio and Springfield, Ohio plant closures plant network optimization: consolidate pre-cooked/ready-to-eat estimated $7 million to $8 million annual pre-tax benefit (FY '15->)
production at state-of-the-art Sulphur Springs, Texas plant
YTD 2014
Bob Evans Restaurants 3 underperforming restaurants closed; 31 closed/excess margin/ROIC improvement restaurant properties sold
Corporate Closure and sale of Columbus home office focus on driving profitable growth of the Bob Evans brand
BEF Foods Richardson, Texas (fresh sausage) plant and hq closure plant network optimization (reduce fresh sausage over-capacity)
estimated $2 million to $2.5 million annual pre-tax benefit (FY '16->)
BEF Foods Sale of Fullerton, California prep kitchen facility plant network optimization: consolidate pre-cooked/ready-to-eat production at state-of-the-art Sulphur Springs, Texas plant
Bob Evans Restaurants Close underperforming locations to improve local market performance and reinvest in higher potential locations
BEF Foods: Reinvest proceeds from sale of non-core/low-growth assets in high-growth refrigerated side dish and prepared foods assets
Corporate:
Disposals/divestitures to improve margins and focus on growth

Additional Information 68 • ERP Implementation Schedule • Reconciliation of Adjusted Operating Income (Non-GAAP) to Reported Operating Income (GAAP)

ERP Implementation Schedule

Fiscal Yr. Key Actions $ millions
Capex Expense Benefits
2013
- RFP Completed & Software Purchased
- Team Formulation (3.8) (1.0) 0.0
- Project Planning and Scoping Defined
2014
Corporate: Financials Design
(8.3) (3.4) 0.0
Foods: Manufacturing and Supply Chain Design
2015
Corporate: Financials, HR & Payroll
(16.5) (7.1) 1.2
Foods: Manufacturing, Procurement, ASCP
Restaurants: Employee svcs, performance mgt, training (2015-2016)
2016
Corporate: Recruiting and Planning
(6.7) (8.0) 3.7
Foods: Transportation, Order Mgt, Trade Planning
2017
Corporate: Property Manager, Enterprise Asset Mgt
(0.4) (6.8) 6.5
Foods: Product Lifecycle Management
2018
- Expenses Stabilize, Benefits Continue to Ramp Up 0.0 (6.6) 8.8

Bob Evans BEF Mimi's Bob Evans BEF Mimi's
Consolidated Restaurants Foods Café Consolidated Restaurants Foods Café
GAAP Segments as reported
Net Sales 1,608,909 $     981,418 $        348,808 $   278,683 $     1,654,413 $        973,678 $   314,720 $   366,015 $
Cost of sales 486,856 236,822 177,095 72,939 509,816 230,795 180,940 98,081
Operating wages and fringe benefit expenses 512,292 367,136 37,259 107,897 535,069 370,995 27,787 136,287
Other operating expenses 267,826 172,393 28,094 67,339 268,799 168,164 19,182 81,453
Selling, general and administrative 180,157 75,772 231,428 (127,043) 150,743 65,832 56,857 28,054
Depreciation and amortization 79,482 53,719 12,419 13,344 82,112 49,082 9,454 23,576
Intangible impairment 68,409 68,409
Loss on sale of Mimi's Cafe 57,743 57,743
Operating (Loss) Income (43,856) 75,576 (137,487) 18,055 107,874 88,810 20,500 (1,436)
Operating (Loss) Income:  % of sales -2.7% 7.7% -39.4% 6.5% 6.5% 9.1% 6.5% -0.4%
GAAP Segments as adjusted
Net Sales 1,608,909 981,418 348,808 278,683 1,652,928 972,787 314,423 365,718
Cost of sales 486,856 236,822 177,095 72,939 509,816 230,795 180,940 98,081
Operating wages and fringe benefit expenses 513,190 367,675 37,439 108,077 533,030 369,922 27,429 135,679
Other operating expenses 265,800 172,101 27,997 65,702 266,730 166,923 18,768 81,039
Selling, general and administrative 180,157 75,772 231,428 (127,043) 150,743 65,832 56,857 28,054
Depreciation and amortization 79,694 53,931 12,419 13,344 82,598 49,568 9,454 23,576
Intangible impairment 68,409 68,409
Loss on sale of Mimi's Cafe 57,743 57,743
Operating (Loss) Income (42,940) 75,117 (137,569) 19,513 110,011 89,748 20,975 (711)
Operating (Loss) Income:  % of sales -2.7% 7.7% -39.4% 7.0% 6.7% 9.2% 6.7% -0.2%
April 26, 2013 April 27, 2012
Reconciliation of Adjusted Operating Income
(Non-GAAP) to Reported Operating Income (GAAP)
This schedule continues on the following page.
($ thousands)

Reconciliation of Adjusted Operating Income
(Non-GAAP) to Reported Operating Income (GAAP)
($ thousands)
71
Bob Evans BEF Mimi's Bob Evans BEF Mimi's
Consolidated Restaurants Foods Café Consolidated Restaurant Foods Café
Non-GAAP Adjustments
Net Sales (19,968) (19,968) (6,985) (5,086) (1,899)
Cost of sales (5,259) (5,259) (1,709) (1,204) (505)
Operating wages and fringe benefit expenses (9,276) (9,276) (2,252) (1,350) (902)
Other operating expenses (4,641) (4,641) (502) (364) (138)
Selling, general and administrative (26,485) (5,083) (168,324) 146,922 (6,401) (4,400) 760 (2,761)
Depreciation and amortization 3,924 3,924
Intangible impairment (68,409) (68,409)
Loss on sale of Mimi's Cafe (57,743) (57,743)
Operating (Loss) Income 147,921 5,083 168,324 (25,486) 3,879 2,232 (760) 2,407
Non-GAAP Segments as adjusted
Net Sales 1,588,941 981,418 348,808 258,715 1,645,943 967,701 314,423 363,819
Cost of sales 481,597 236,822 177,095 67,680 508,107 229,591 180,940 97,576
Operating wages and fringe benefit expenses 503,914 367,675 37,439 98,801 530,778 368,572 27,429 134,777
Other operating expenses 261,159 172,101 27,997 61,061 266,228 166,559 18,768 80,901
Selling, general and administrative 153,672 70,689 63,104 19,879 144,342 61,432 57,617 25,293
Depreciation and amortization 83,618 53,931 12,419 17,268 82,598 49,568 9,454 23,576
Intangible impairment 0 0 0 0 0 0 0 0
Loss on sale of Mimi's Cafe 0 0 0 0 0 0 0 0
Operating (Loss) Income 104,981 80,200 30,755 (5,973) 113,890 91,980 20,215 1,696
Operating (Loss) Income:  % of sales 6.6% 8.2% 8.8% -2.3% 6.9% 9.5% 6.4% 0.5%
April 26, 2013 April 27, 2012

Reconciliation of Adjusted Operating Income
(Non-GAAP) to Reported Operating Income (GAAP)
2009 BEF Foods’ (formerly “Food Products”) Operating
Income Reconciliation
Fiscal 2009 BEF reported operating income (GAAP) $15,571
Non-GAAP adjustment:  Other operating expenses 400
Fiscal 2009 BEF reported operating income (GAAP) $15,971
($ thousands)
72